                                                                    EXHIBIT 99.1



                              DIEBOLD, INCORPORATED

   CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350



In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (the "Company") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walden
W. O'Dell, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/Walden W. O'Dell
                                          ------------------------------
                                          Walden W. O'Dell
                                          Chairman of the Board, President and
                                          Chief Executive Officer

November 12, 2002


                                      39